Notice of 2023 Annual Meeting of Stockholders

Date and Time	YOUR VOTE IS IMPORTANT
Tuesday,March 19, 2024 at 10:00 a.m. (EDT)
Wether or not you attend the annual meeting, we urge you to vote promptly no later than the day before the meeting by:
Meeting Access
Video Conference:	Emailing your signed proxy card to proxy@empirestock.com until the day before the meeting.
https://medinotecinc.com/investor-center/shareholdermeeting
Record Date	Mailing your signed proxy card to arrive the day before the meeting.
January 10, 2024
Faxing your signed proxy card until the day before the meeting. (+1 702-974-1444)

Items of Business

•	Proposal 1: Election of five directors, as described in the accompanying proxy statement.

•	Proposal 2: Approval of BDO South Africa Inc. as the company’s independent registered public accounting firm for the 2024 fiscal year.

•	Consideration of any other business properly brought before the annual meeting.

The annual meeting will be a virtual meeting conducted via Video Conference . There will be no physical in-person meeting. Additional information regarding attending the annual meeting, voting your shares and submitting questions in advance of the annual meeting can be found in the proxy statement.

Eligibility to Vote

Only stockholders of record as of the close of business on January 10, 2024 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

This Notice of Annual Meeting of Stockholders, the proxy statement, form of proxy and the Company’s Annual Report on Form 10-K for the year ended February 28, 2023 are being distributed and made available to our stockholders on or about February 27, 2024.

Your vote is important. Whether or not you attend the meeting, we urge you to vote promptly.

By Order of the Board of Directors

/s/ Gregory Vizirgianakis
Gregory Vizirgianakis
North Riding, South Africa	Chairperson
February 27, 2024

This Notice of Annual Meeting of Stockholders, the proxy statement, and the Company’s Annual Report on Form 10-K for the year ended February 28, 2023 are available at https://www.medinotecinc.com/investor-center.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. References in this proxy statement to the “Company,” “Medinotec,” “we,” “us,” and “our” refer to Medinotec Inc., a Nevada company. This proxy statement, form of proxy, and the Company’s Annual Report on Form 10-K for the year ended February 28, 2023 are being distributed and made available to our stockholders on or about February 27, 2024. Our principal executive offices are located at Northlands Deco Park, 10 New Market Street Stand 299, Avant Garde Avenue, North Riding, South Africa 2169.

Annual Meeting Information

Date and Time:	Tuesday, March 19, 2024, at 10:00 a.m. (EST)
Meeting Access:	Video Conference : [*]
Record Date:	January 10, 2024
Voting:	Common stockholders have one vote per share on all matters presented at the annual meeting.

The annual meeting will be a virtual meeting conducted via Video Conference . There will be no physical in-person meeting. You will NOT be able to attend the annual meeting and vote your shares electronically during the meeting, so it is important to vote your shares by no later than 11:59 p.m. EST on March 18, 2024, by email, by mail or by facsimile. You may submit questions in advance of the meeting by sending an email to Investorrelations@Medinotecinc.com, up to 11:59 p.m. EST on March 18, 2024. Please see “Questions and Answers About the Annual Meeting” for more information regarding the annual meeting.

You will not have a chance to vote at the annual meeting. Please vote in advance of the annual meeting so that your vote will be counted.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of five directors	FOR each Director Nominee	6
Approval of BDO South Africa Inc. as the company’s independent registered public accounting firm for the 2024 fiscal year	FOR	16

In addition to these matters, stockholders may be asked to vote on such other business as may properly come before the annual meeting.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive these proxy materials?

This proxy statement, form of proxy, and the Company’s Annual Report on Form 10-K for the year ended February 28, 2023 are being distributed and made available to our stockholders starting on or about February 27, 2024. We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at our 2023 Annual Meeting of Stockholders and at any adjournment or postponement of the meeting.

When and where will the annual meeting be held?

Date and Time	YOUR VOTE IS IMPORTANT
Tuesday,March 19, 2024 at 10:00 a.m. (EDT)
Wether or not you attend the annual meeting, we urge you to vote promptly no later than the day before the meeting by:
Meeting Access
Video Conference:	Emailing your signed proxy card to proxy@empirestock.com until the day before the meeting.
[*]
Record Date	Mailing your signed proxy card to arrive the day before the meeting.
January 10, 2024
Faxing your signed proxy card until the day before the meeting.

Who is entitled to vote at the annual meeting?

Holders of the Company’s common stock at the close of business on January 10, 2024, are entitled to receive the Notice of Annual Meeting and proxy statement and to vote their shares at the annual meeting. As of that date, there were 11,733,750 shares of the Company’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.

Also as of the record date, there were no outstanding shares of preferred stock of the Company, so only common stock will be voted at the Annual Meeting.

What constitutes a quorum for the annual meeting?

The holders of at least a majority of the voting power of the Company’s capital stock, present in person or by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum. Abstentions and broker non-votes are counted for purposes determining whether there is a quorum.

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How can I attend and participate in the annual meeting?

To attend and participate in the annual meeting, visit [*]. The virtual annual meeting will begin promptly at 10 a.m. EST Tuesday, March 19, 2024. You may log in beginning at 9:45 a.m. EST.

We encourage you to access the virtual annual meeting prior to the start time leaving ample time to confirm that your Internet or Wi-Fi connection is sufficient to access the features of the virtual annual meeting, and to allow sufficient time to check in. The virtual meeting platform is supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) that have the most updated version of applicable software and plugins installed. You should ensure that you have a strong Wi-Fi connection wherever you intend to participate in the annual meeting. While there is no fee to attend the virtual annual meeting, you may incur data or other fees imposed by your Internet or wireless carrier.

The recording, reproduction or distribution of the virtual annual meeting, or any portion thereof, is strictly prohibited.

What if I am having technical difficulties?

Technicians will be ready to assist you with any technical difficulties you may have accessing the virtual annual meeting. Technical support will be available on the virtual annual meeting platform beginning at 9:45 a.m. EST on the day of the annual meeting by calling the numbers posted on the log in page.

How do I submit a question for the annual meeting?

You may submit questions in advance of the meeting by sending an email to investorrelations@Medinotecinc.com. You can submit a question up to 11:59 p.m. EDT on March 18, 2024

How do I vote if I am a stockholder of record?

Whether or not you attend the annual meeting, we urge you to vote promptly no later than the day before the meeting by:

1.	Emailing your signed proxy card until the day before the meeting.

To: proxy@empirestock.com

2.	Mailing your signed proxy card to arrive the day before the meeting.

To: Empire Stock Transfer Inc.

1859 Whitney Mesa Dr.

Henderson, NV 89014

USA

3.	Faxing your signed proxy card until the day before the meeting.

To: +1 702-974-1444

You will NOT be able to attend the annual meeting and vote your shares electronically during the meeting, so it is important to vote your shares by no later than 11:59 p.m. EST on March 18, 2024, by using one of the above three methods of voting. You may submit questions in advance of the meeting by sending an email to investorrelations@Medinotecinc.com, up to 11:59 p.m. EST on March 18, 2024.

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How do I vote if I am a beneficial owner of shares?

If you are a “beneficial owner,” also known as a “street name” holder (meaning that you hold your shares of our common stock through a broker, bank or other financial institution), your broker, bank or financial institution will ask you how you wish to have your shares voted. In addition, you will receive instructions as part of your proxy materials provided by your broker, bank or other financial institution on how to access the virtual annual meeting and participate and vote at the annual meeting (including, if your broker, bank or other financial institution elects to do so, instructions on how to vote by email, by mail or by facsimile). You must follow those instructions in order to be able to access the virtual annual meeting and have your shares voted. You may also be able to obtain a proxy from your broker, bank or other financial institution by contacting them directly. Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the annual meeting (except on the approval of the appointment of BDO South Africa Inc. as auditors for 2024) unless you provide specific instructions. Accordingly, your shares will only be voted if you give instructions to your broker, bank or financial institution.

Can I revoke my proxy or change my vote after I vote by proxy?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•       giving written notice to our Corporate Secretary;

•       delivering a valid, later-dated proxy, or a later-dated vote by email (proxy@empirestock.com), in a timely manner; or

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record and following their instructions for how to do so.

What vote is needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares held by brokers (referred to as broker non-votes). When a beneficial owner does not provide voting instructions to the institution that holds the shares in street name, brokers may not vote those shares in matters deemed non-routine. Only Proposal 2 is a routine matter.

PROPOSAL	ITEM	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS (OR THE WITHHOLDING OF AUTHORITY)	EFFECT OF BROKER NON-VOTES
1	Election of five directors	Plurality—the five director nominees who receive the most “FOR” votes will be elected to serve on the Board	No effect	No effect
2	Approval of the appointment of independent auditor	Number of votes cast in favor exceeds number of votes cast in opposition	No effect	No broker non-votes; shares are voted by brokers in their discretion

Your shares will be voted in accordance with your instructions. If you are a stockholder of record and sign, date and return a proxy card but do not indicate how you wish to vote your shares, the appointed proxies named on the proxy card will vote your shares “for” each of the nominees with respect to Proposal 1 and “for” Proposal 2, and in the discretion of the appointed proxies named on the proxy card with respect to any other business properly brought before the annual meeting.

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Who will pay for the cost of this proxy solicitation?

We will pay all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies in person or by email, by mail or by facsimile. We have requested that brokers, banks and other nominees who hold stock in their names furnish this proxy material to their customers; we will reimburse these brokers, banks and nominees for their out-of-pocket and reasonable expenses.

Could other matters be decided at the annual meeting?

We are not aware of any other matters that will be presented and voted upon at the annual meeting. If you return your signed and completed proxy card by email, by mail or by facsimile and other matters are properly presented at the annual meeting for consideration, the persons named in the accompanying proxy card will have the discretion to vote for you on such matters and intend to vote the proxies in accordance with their best judgment.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our bylaws provide that our business shall be managed by or under the direction of a board of directors. The Board currently consists of five directors.

There are five nominees for election to the Board at the annual meeting. Each of the five nominees, if elected, will hold office for a term that expires at the next annual stockholders’ meeting. Each director shall hold office for the term for which he or she was elected and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the five nominees named below to constitute the entire Board.

The Board has nominated each of the following individuals for election as a director at the annual meeting: Gregory Vizirgianakis, Pieter van Niekerk, Stavros G. Vizirgianakis, Joseph P. Dwyer and Athanasios Spirakis. Each nomination for director was based upon the recommendation of our board of directors and each nominee for director is a current member of the board. All nominees have consented to be named and have indicated their intent to serve if elected. In the event any of the nominees shall be unable or unwilling to serve as a director, the persons named in the proxy intend to vote “FOR” the election of any person as may be nominated by the board in substitution. The Company has no reason to believe that any of the nominees named below will be unable to serve as a director if elected.

The following table sets forth certain information, as of the date of this proxy statement, as to each nominee for the office of director:

Name	Age	Position	Director Since
Gregory Vizirgianakis	44	President, Secretary, Chief Executive Officer and Director	Inception
Pieter van Niekerk	38	Treasurer, Chief Financial Officer and Director	Inception
Stavros G. Vizirgianakis	51	Director and Chairman	June 13, 2022
Joseph P. Dwyer	66	Director and Audit committee chair	June 13, 2022
Athanasios Spirakis	62	Director	October 11, 2023

The following information about our directors is based, in part, upon information supplied by them.

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Gregory Vizirgianakis

The Company is led by Dr Vizirgianakis as the Chief Executive Officer, a qualified medical doctor, with a specialty interest in the field of neuroscience. He has many years of experience in the international and South African health markets. Dr Vizirgianakis is the founding ultimate shareholder of DISA Medinotec Proprietary Limited and has been involved in several successful entrepreneurial ventures. For the last five years, Dr. Vizirgianakis has been employed as CEO of Minoan Medical Proprietary Limited and DISA Medinotec Proprietary Limited.

Aside from that provided above, Dr. Vizirgianakis does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Board believes that Dr. Vizirgianakis has the experience, qualifications, attributes and skills necessary to serve on the Board because of the fact that he held similar positions for more than 10 years and his designation as a medical doctor, he is also a founding shareholder in the company and has a long-standing track record in the industry.

Pieter van Niekerk

Mr. Pieter van Niekerk is a qualified Chartered Accountant and the Company's CFO and has been involved in multiple listings on various exchanges in the United States of America and South Africa. He has 10 years executive management experience and has been nominated as one of the “Top 35 under 35 Chartered Accountants” in South Africa for two consecutive years. For the last five years, Mr. van Niekerk has been employed as CFO of Minoan Medical Proprietary Limited and DISA Medinotec Proprietary Limited.

Aside from that provided above, Mr. van Niekerk does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Board believes that Mr. van Niekerk has the experience, qualifications, attributes and skills necessary to serve on the Board because of the fact that he held similar positions for more than 10 years and his designation as a chartered accountant, he is also a founding shareholder in the company and has a long-standing track record in the industry.

Stavros G. Vizirgianakis

Mr. Vizirgianakis became the Interim Chief Executive Officer of Misonix in September 2016 and the full-time President and Chief Executive Officer in December 2016. Mr. Vizirgianakis has a distinguished career in the medical devices field having worked for United States Surgical Corporation as director of sales for sub-Saharan Africa and later Tyco Healthcare in the capacity of General Manager South Africa. In 2006, Mr. Vizirgianakis co-founded Surgical Innovations, which has become one of the largest privately owned medical device distributors in the African region, and now part of the Johannesburg Stock Exchange listed entity Ascendis Health. In that capacity, Mr. Vizirgianakis acted as a distributor of the Company’s products. Mr. Vizirgianakis was Managing Director of Ascendis Medical from January 2014 through July 2016. Mr. Vizirgianakis also served on the board of Tenaxis Medical and is a strategic investor in and advisor to numerous medical device startups and established companies in this field.

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Aside from that provided above, Mr. Vizirgianakis does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Vizirgianakis has a degree in commerce from the University of South Africa. The Board believes Mr. Vizirgianakis’ industry knowledge, sales and marketing experience and his international business relationships qualify him to serve as a director.

Joseph P. Dwyer

Mr. Dwyer has served as Misonix’s Chief Financial Officer since August 2, 2017. From June 2015 to the present, Mr. Dwyer has provided financial consulting and advisory services to various companies, through the firms Dwyer Holdings and TechCXO. Prior thereto, from November 2012 until June 2015, he was Chief Financial Officer of Virtual Piggy, Inc., a publicly traded technology company. Prior to joining Virtual Piggy, Mr. Dwyer served as chief financial officer of Open Link Financial, Inc., a privately held company, which provides software solutions for trading and risk management in the energy, commodity, and capital markets. During 2011 and 2012, Mr. Dwyer was a member of the board of directors and chairman of the audit committee and served as interim chief administrative officer of Energy Solutions International, Inc., a privately held company providing pipeline management software to energy companies and pipeline operators. From 2010 through 2011, Mr. Dwyer served as chief administrative officer of Capstone Advisory Group, LLC, a privately held financial advisory firm providing corporate restructuring, litigation support, forensic accounting, expert testimony and valuation services. Mr. Dwyer served as a consultant to Verint Systems, Inc., a software company listed on the NASDAQ Global Market, from 2009 through 2010, assisting with SEC reporting and compliance. From 2005 through 2009, Mr. Dwyer served as chief financial officer and executive vice president of AXS-One Inc., a publicly traded software company. During 2004, Mr. Dwyer served as chief financial officer of Synergen, Inc., a privately held software company providing energy technology to utilities. Prior to 2004, Mr. Dwyer also served as chief financial officer and executive vice president of Caminus Corporation, an enterprise application software company that was formerly listed on the NASDAQ National Market, chief financial officer of ACTV, Inc., a digital media company that was formerly listed on the NASDAQ National Market, and chief financial officer of Winstar Global Products, Inc., a manufacturer and distributor of hair care, bath and beauty products until its acquisition by Winstar Communications, Inc. in 1995 when Mr. Dwyer went on to serve as senior vice president, finance of Winstar Communications.

Aside from that provided above, Mr. Dwyer does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Dwyer received his BBA in Accounting from the University of Notre Dame in 1978 and is licensed as a Certified Public Accountant in the State of New York.

Athanasios Spirakis

• 34 Years Experience in Biomedical Engineering, Medical Devices & Healthcare Technology

• Education: MSc (Mech Eng) & MSc (Biomed.Eng).

• Senior Lecturer & Head Biomechanics Group, Department of Biomedical Engineering, University of Cape Town

• Senior Biomedical Engineer, Groote Schuur Hospital

• R&D / Quality Assurance & Regulatory Affairs Director of Macmed Orthopaedics.

• Business Development Director : Orthomedics / SA Biomedical / J &J.

• CEO, Elite Surgical (Pty) Ltd.

• COO, a top distributor of medical devices in South Africa

Aside from that provided above, Mr. Spirakis does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

We have selected Mr. Spirakis to serve as an independent director because of his education, skills and experience in Biomedical Engineering, Manufacturing & Marketing / Selling of Medical Devices.

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THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

CORPORATE GOVERNANCE

Family Relationships

Aside from Messrs. Gregory Vizirgianakis and Stavros G. Vizirgianakis, who are brothers, there are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board Meetings

The board met on several occasions during the fiscal year ended February 28, 2023. Each of the members of the board attended at least 75% of the meetings held by the board during the time such directors served as a member of the board.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage our directors to attend.

Committees of the Board

Our full board serves the functions that would normally be served by a separately designated nominating committee. Each of Messrs. Joseph P. Dwyer and Athanasios Spirakis have been determined by the Board to be an independent director within the meaning of NASDAQ Rule 5605.

Our company has an Audit Committee with a financial expert on the Committee. The Audit Committee is comprised of Messrs, Joseph P. Dwyer, Athanasios Spirakis and Stavros G. Vizirgianakis, with Mr. Dwyer as Chairperson and financial expert on the committee. The Audit Committee’s responsibilities, which are discussed in detail in its Charter, include the following:

•	review and reassess the Audit Committee Charter periodically, at least annually, and recommend to the Board any necessary amendments;
•	review the Company’s annual and quarterly financial statements prior to the first public release of the Company’s financial results for such year or quarter (as well as the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q in advance of such filings);
•	review other relevant reports or financial information, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditor;
•	recommend to the Board whether the financial statements should be included in the annual report on Form 10-K and, if applicable, the Company’s Annual Report to shareholders;
•	discuss earnings press releases, prior to distribution, including the type and presentation of information, paying particular attention to any non-GAAP information (including any “pro forma” or “adjusted” information);
•	discuss financial information and earnings guidance provided to analysts and ratings agencies, prior to distribution thereof; and
•	review the regular internal reports to management prepared by the internal audit function.

In addition, the Committee must:

•	review with the independent auditor, the internal audit function, and management the extent to which changes or improvements in financial or accounting practices have been implemented;
•	prepare the report that the SEC requires be included in the Company’s annual proxy statement;
•	conduct an annual performance assessment regarding this Committee’s purpose, duties, and responsibilities; and
•	perform any other activities consistent with the charter, the Company’s bylaws, and governing law, as the Board deems necessary or appropriate.

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Code of Ethics

On June 21, 2023, our Board of Directors approved and adopted a Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics is applicable to all directors, officers and employees of our company, our company’s subsidiaries and any subsidiaries that may be formed in the future. The Code of Ethics addresses such individuals’ conduct with respect to, among other things, conflicts of interests; compliance with applicable laws, rules, and regulations; full, fair, accurate, timely, and understandable disclosure; competition and fair dealing; corporate opportunities; confidentiality; insider trading; protection and proper use of our assets; fair treatment; and reporting suspected illegal or unethical behavior.

DIRECTOR COMPENSATION

All Directors shall receive reimbursement for reasonable travel expenses incurred to attend Board and committee meetings, but are not paid otherwise for their services.

EXECUTIVE OFFICERS

The following information sets forth, as of the date of this proxy statement, the names, ages, and positions of our current executive officers.

Name	Age	Positions and Offices Held
Gregory Vizirgianakis	44	President, Chairman, Chief Executive Officer and Director
Pieter van Niekerk	38	Chief Operating Officer, Chief Financial Officer and Director

See “Proposal No. 1 Election of Directors” for a description of the backgrounds and business experience.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended February 28, 2023 and 2022.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gregory Vizirgianakis	2023	—	—	—	—	—	—	—	—
CEO	2022	—	—	—	—	—	—	—	—
Peter van Niekerk	2023	—	—	—	—	—	—	—	—
CFO	2022	—	—	—	—	—	—	—	—

Narrative Disclosure to the Summary Compensation Table

Although we do not currently compensate our officers with any regularity, we reserve the right to provide compensation at some time in the future. Our decision to compensate officers depends on the availability of our cash resources with respect to the need for cash to further business purposes.

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Option Grants

We have not granted any options or stock appreciation rights to our named executive officers or directors since inception. We do not have any stock option plans.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than described below or the transactions described under the heading “Executive Compensation” (or with respect to which such information is omitted in accordance with SEC regulations), there have not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Related Party Summary

Name	Relationship with the Medinotec Group of Companies	Related transactions with the Medinotec Group of Companies	Related Directors with the Medinotec Group of Companies	Related Owners with the Medinotec Group of Companies
Minoan Medical Proprietary Limited	Medical investment company controlled by Dr Gregory Vizirgianakis	Related Party Loan and Sales	Dr Gregory Vizirgianakis Pieter van Niekerk	Dr Gregory Vizirgianakis is the ultimate beneficial owner
Minoan Capital Proprietary Limited	Property investment company controlled by Dr Gregory Vizirgianakis	Related party loan Rental Expenses		Dr Gregory Vizirgianakis is the ultimate beneficial owner
DISA Vascular Distribution Proprietary Limited trading as DISA Lifesciences	Distributor appointed by DISA Medinotec Proprietary Limited for Africa	Sales Income

Pieter van Niekerk – Serves as independent non-executive according to distribution agreement

Pieter van Niekerk resigned as a non-executive director on October 14, 2022 and therefore the related party relationship ceased to exist on the same date.

n/a external third party

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Medinotec Capital Proprietary Limited	The African holding company of the Medinotec Group of Companies	Related party loan payable to Minoan Capital	Dr Gregory Vizirgianakis Pieter van Niekerk	Medinotec Incorporated in Nevada is the 100% ultimate parent entity
DISA Medinotec Proprietary Limited	The African operating and manufacturing company	Related party loan with Minoan medical Operational income and expenses with Minoan Medical	Dr Gregory Vizirgianakis Pieter van Niekerk	Medinotec Incorporated in Nevada is the 100% ultimate parent entity
Medinotec Incorporated Nevada	Ultimate parent of Medinotec Capital and DISA Medinotec	All of the above for its related subsidiaries	Dr Gregory Vizirgianakis Pieter van Niekerk Joseph P Dwyer Stavros Vizirgianakis	This is the entity owned by the shareholders and primarily controlled by Dr Gregory Vizirgianakis and his Brother Stavros Vizirgianakis
Medinotec Group of Companies	The Consolidated group name of Medinotec Incorporated, Medinotec Capital Proprietary Limited and DISA Medinotec Proprietary Limited	above for its related subsidiaries	Dr Gregory Vizirgianakis Pieter van Niekerk Joseph P Dwyer Stavros Vizirgianakis	This is the entity owned by the shareholders and primarily controlled by Dr Gregory Vizirgianakis and his Brother Stavros Vizirgianakis
Pieter van Niekerk	Chief financial officer of the Medinotec Group of Companies	Transactions relating to mutual entities disclosed above	Related directorships disclosed above	Minority Shareholder in Medinotec Inc
Gregory Vizirgianakis	Chief Executive officer of the Minoan Group of Companies Brother of Stavros Vizirgianakis	Transactions relating to mutual entities disclosed above	Related directorships disclosed above	Shareholder in Medinotec Inc and Kingstyle investments.
Stavros Vizirgianakis	Non-Executive director of the Medinotec Group of companies Brother of Gregory Vizirgianakis	Transactions relating to mutual entities disclosed above	No Related other Directorships in Medinotec Group of Companies	n/a
Joseph Dwyer	Non-Executive director of the Medinotec Group of companies	Transactions relating to mutual entities disclosed above	No Related other Directorships in Medinotec Group of Companies	n/a

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a. Rent

DISA Medinotec Propriety Limited leases commercial buildings from Minoan Capital Proprietary Limited (“Minoan Capital”). Minoan Capital is owned 100% by the Chief Executive Officer of the Medinotec Group of Companies, Dr. Gregory Vizirgianakis. Pieter van Niekerk, CFO of the Medinotec Group of Companies, also serves as a director on Minoan Medical Proprietary Limited.

Set forth below is a table showing the Consolidated entities’ rent paid and accounts payable for the year ended February 28, 2023, with Minoan Capital:

	February 28 2023 (audited)	For the period April 26, 2021 to February 28, 2022 (audited)
Rent	39,984	38,157

Rent is comparable to rent charged for similar properties in the same relative area. The Consolidated entities do market research of a Minimum and a Maximum rental value within the area at every renewal of the rental agreement to ensure this is market related, this exercise is undertaken together with a registered property agent who has the appropriate knowledge of the area. ASC 850-10-50-6.

b. Loan

This is an unsecured loan from the prior parent entity of DISA Medinotec Proprietary Limited incorporated in South Africa called Minoan Medical Proprietary Limited. This loan originated to fund working capital and capex expansions of DISA Medinotec Proprietary Limited Incorporated during the developmental and startup phase. After the acquisition of DISA Medinotec Proprietary Limited into the Medinotec Group of companies, the Medinotec Group of Companies assumed this liability. During the Covid challenges, interest on the loan was waived due to the loan being classified as an equity investment at that stage, before the post balance sheet transfer of DISA Medinotec Proprietary Limited Incorporated to the Medinotec Group of Companies. The Medinotec Group of Companies have a period of 3 years post any IPO date/ date at which the company starts trading on a recognizable exchange to repay the loan. During these 3 years the loan will carry interest at the prevailing prime lending rate of the time.

The prevailing prime lending rate on the quarter ending February 28, 2023 in South Africa is 10.75%. The interest charged for the quarter was $51,545 and a 1% movement in the interest rates constitutes a value of $19,636 on an annual basis and $4,909 per quarter. The interest rate chargeable is a guideline determined by the South African Reserve Bank and gets utilized by financial institutions to determine the financial gain they may derive from a loan. The Prime rate is therefore an arm’s length transaction and justifiable rate that can be applied to a loan within the borders of the Republic of South Africa and therefore complies with the arm’s length definitions in ASC 850-10-50-6.

The Consolidated entities, particularly Medinotec Inc. have the option to settle earlier and settlement can be in cash or shares.

Minoan Medical Proprietary Limited’s ultimate beneficial owner is the CEO of the Medinotec Group of Companies Dr. Gregory Vizirgianakis and is used to hold his medical investments and exports of which DISA Medinotec Proprietary Limited Incorporated was one of these investments before it got transferred into the Medinotec Group of Companies. Pieter van Niekerk also serves as a director on Minoan Medical Proprietary Limited.

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Operational charges are charged to the loan account in the Consolidated entities.

	February 28 2023 $ (audited)	February 28 2022 $ (audited restated)
Minoan Medical Proprietary Limited	1,862,793	1,583,672
Minoan Capital Proprietary Limited	273	325
Total	$1,863,066	$1,583,997

c. Sales to commonly controlled entities

The Consolidated entities sell the majority of their stock  to DISA Vascular Distribution t/a DISA Life Sciences.

DISA Life Sciences is the main distributor of the products of DISA Medinotec Proprietary Limited in South Africa. This relationship is governed by a distribution agreement which DISA Lifesciences needs to adhere to, the company is owned by an independent third party but according to the distribution agreement DISA Life sciences needs to allow a Director of DISA Medinotec Proprietary Limited Incorporated registered in South Africa to become a board member in an Non – Executive role to oversee that good corporate governance is maintained by the company and that the good name of DISA Medinotec Proprietary Limited Incorporated does not come into despair. Currently, the Board position is held by Mr. Pieter van Niekerk, who is also the CFO of the Medinotec Group of Companies. Mr. van Niekerk has no operational involvement and also no financial interest or benefit paid to him for assuming the role of independent non-executive of the company.

Apart from this non-executive directorship position there is no other related party ties to DISA Life Sciences. On October 14, 2022, Mr. Pieter van Niekerk resigned as a director of DISA Lifesciences to focus on other commitments, on this same date the DISA Lifesciences ceased to be a related party to DISA Medinotec.

DISA Life Sciences is one of the top 5 biggest distributor of medical devices in the Republic of South Africa and therefore DISA Medinotec Proprietary Limited registered in South Africa utilizes their sales footprint for cost efficiencies. All trading is considered to be at arm's length.

Minoan Medical Proprietary Limited’s ultimate beneficial owner is the CEO of the Medinotec Group of Companies Dr. Gregory Vizirgianakis and is used to hold his medical investments and exports of which DISA Medinotec Proprietary Limited Incorporated was one of these investments before it got transferred into the Medinotec Group of Companies. All sales made to Minoan Medical Proprietary Limited were utilized to build the export market for DISA Medinotec South Africa. In the future these sales will be made directly to the export countries without utilizing Minoan Medical Proprietary Limited as an intermediate. These sales were made on the same terms as the DISA Life Sciences distribution agreement. Pieter van Niekerk also serves as a director on Minoan Medical Proprietary Limited.

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The distribution agreement between DISA Lifesciences and DISA Medinotec Proprietary Limited Incorporated was entered into after a market feasibility study was conducted. Medical devices are registered with a fixed maximum sales price, which is regulated within South Africa. It was determined that the profit split allowed between the two companies would be based on this approved market price, where DISA Lifesciences would be allowed only to have 10% of the total sales value and DISA Medinotec Proprietary Limited Incorporated the remaining balance.

This profit split was determined by a benchmark study that was completed by an external firm who compared the profit margins of a distribution/wholesale business. The allowed profit margin was concluded as being within the appropriate benchmark and therefore arm’s length. The data base used to determine the market related margin is the Worldwide Private Company Data Base from Thomson Reuters. Therefore, this agreement is deemed to be market related and at arm’s length and compliant with. ASC 850-10-50-6 and ASC 850-10-50-5.

Sales between the entities are settled on a regular basis and there are no long outstanding Accounts receivable.

Set forth below is a table showing the Consolidated entities sales and accounts receivable for the year ended February 28, 2023 and year ended February 28, 2022 with DISA Lifesciences and Minoan Medical.

	February 28 2023 $ (audited)	For the period April 26, 2021 to February 28, 2022 $ (audited)
DISA Life Sciences
Sales	335,786	525,558
Accounts receivable		1,242
Minoan Medical
Sales	—	465,695

These transactions occurred in the normal course of operations and are measured at the exchange amount, which is the amount of the consideration established and agreed to by the related parties.

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INFORMATION REGARDING SECURITY HOLDERS

The following table sets forth, as of January 10, 2024, the beneficial ownership of our common and preferred stock by each executive officer and director, by each person known by us to beneficially own more than 5% of our common stock and by the executive officers and directors as a group. Unless otherwise noted, the address of each beneficial owner is located at Northlands Deco Park | 10 New Market Street | Stand 299 Avant Garde Avenue | North Riding | 2169.

Title of class	Name and address of beneficial owner (1)	Number of shares - Beneficial ownership	Percent of class (2)
Common	Gregory Vizirgianakis(3)	4,750,179	40.5%
Common	Peter van Niekerk	401,965	3%
Common	Stavros G. Vizirgianakis	4,750,179	40.5%
Common	Joseph P. Dwyer	0	0%
Common	Athanasios Spirakis	12,073	0.1%
Total of All Directors and Executive Officers (5persons):		9,914,396	84.1%
More Than 5% Beneficial Owners:
NONE

(1)	As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
(2)	The percent of class is based on 11,733,750 voting shares as of January 10, 2024.
(3)	Includes 4,750,179 shares held in Medisol Limited, formed in Dubai, in which Gregory has beneficial ownership.

PROPOSAL NO. 2
APPROVAL OF BDO South Africa Inc. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended February 28, 2024 is the firm of BDO South Africa Inc. (“BDO”). Our Audit Committee has appointed BDO as our independent registered public accounting firm for the fiscal year ending February 28, 2024. A representative of BDO is expected to attend the annual meeting and to have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions submitted by stockholders in advance of the annual meeting.

The Audit Committee, with the endorsement of the Board, recommends that you ratify that appointment. Although approval is not required by our bylaws or otherwise, we are submitting the selection of BDO to you for approval as a matter of good corporate practice. If the selection is not approved by a majority of the votes cast on this proposal at the annual meeting, our Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is approved, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Change in Certifying Accountant

On June 20, 2023, we dismissed Mercurius & Associates LLP (formerly known as AJSH & Co LLP) the as our independent registered public accounting firm and, on June 20, 2023, we engaged BDO South Africa Inc. as our independent registered public accounting firm. The engagement was approved by our Audit Committee of the Board of Directors.

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THE BOARD RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE APPOINTMENT OF BDO AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2024.

STOCKHOLDER PROPOSALS

The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for our 2024 Annual Meeting of Stockholders. Stockholders are encouraged to consult Rule 14a-8 of the Exchange Act and our bylaws, as appropriate, to see all applicable requirements.

	Proposals for inclusion in 2024 Proxy Statement	Other proposals/nominees to be presented at the 2024 Annual Meeting*
Type of proposal	SEC rules permit stockholders to submit proposals for inclusion in our 2024 proxy statement by satisfying the requirements set forth in Rule 14a-8 of the Exchange Act	Stockholders may present proposals or director nominations directly at the 2024 Annual Meeting (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Article II, Section 2.13 of our bylaws**
When proposal must be received by Medinotec	No later than September 13, 2024	Not earlier than the close of business on November 19, 2024 and not later than the close of business on December 18, 2024
Where to send	Medinotec Inc., Northlands Deco Park, 10 New Market Street Stand 299, Avant Garde Avenue, North Riding, South Africa 2169
What to include	The information required by Rule 14a-8	The information required by our bylaws**

*        SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline, and in certain other cases notwithstanding the stockholder’s compliance with this deadline.

**      Our bylaws are available on our website located at www.Medinotec.com under “Investor Center.”

OTHER MATTERS

As of the date of this proxy statement, no other matter is known which will be brought before the annual meeting. If any matter not described in this proxy statement is properly presented for a vote at the meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment and discretion

HOUSEHOLDING

In accordance with notices previously sent to many stockholders who hold their shares through a broker, bank or other holder of record (“street-name stockholders”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement or the accompanying annual report on Form 10-K may request a copy by contacting the broker, bank or other holder of record. Alternatively, we will promptly deliver a separate copy of either of such documents if a street-name stockholder contacts us either by calling +27 87 330 2301 or by writing to Medinotec Inc., Northlands Deco Park, 10 New Market Street Stand 299, Avant Garde Avenue, North Riding, South Africa 2169 Attn: Corporate Secretary.

Street-name stockholders who are currently receiving householded materials may revoke their consent, and street-name stockholders who are not currently receiving householded materials may request householding of our future materials, by contacting Broadridge Financial Services, Inc., either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the “householding” program within 30 days of Broadridge’s receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

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